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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 33-60359 and 333-30079) of Paul Harris Stores, Inc. of our report dated March 2, 1999 appearing in this Form 10-K.




PRICEWATERHOUSECOOPERS LLP
Indianapolis, Indiana
April 22, 1999